UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2003

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                      001-16167                43-1878297
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(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
       of Incorporation)                                     Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 5. OTHER EVENTS.

     On September 24, 2003, Monsanto Company (the "Company") issued a press release announcing a quarterly dividend and setting the date of the 2004 annual meeting of shareowners ("2004 Annual Meeting"). A copy of the press release is filed as Exhibit 99 to this report and incorporated by reference herein.

     As a result of the Company's change to an August 31 fiscal year, the annual meeting of shareowners of the Company will be held on January 29, 2004, which is more than 30 calendar days prior to the anniversary of the Company's 2003 annual meeting. Holders of the Company's common stock as of December 1, 2003 will be entitled to receive notice of and to vote at the 2004 Annual Meeting. The Company expects to begin to print and mail its proxy materials on or before December 12, 2003. As a result, the deadlines for submission of shareowner proposals relating to the 2004 Annual Meeting have changed from the dates specified in the 2003 proxy statement.

     Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, shareowner proposals for the 2004 Annual Meeting must be received at a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, the Company has established November 6, 2003 as a deadline for receipt by the Company at its principal executive offices of shareowner proposals that are intended to be presented by such shareowners at the Company's 2004 Annual Meeting and that shareowners desire to have included in the Company's proxy materials relating to such meeting. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

     If a shareowner wishes to present a proposal at the 2004 Annual Meeting or to nominate one or more directors and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareowner must give advance written notice to the Company prior to the deadline for such meeting determined in accordance with the Company's Amended and Restated By-Laws (the "By-Laws"). In general, the By-Laws provide that such notice should be addressed to the Secretary and be received at the Company's Creve Coeur Campus no earlier than the 120th day prior to the 2004 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2004 Annual Meeting or the tenth day following the day on which public announcement of the date of the annual meeting is first made. Accordingly, for purposes of the Company's 2004 Annual Meeting, such notice must be received not later than October 31, 2003 and not earlier than October 1, 2003. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. The By-Laws set out specific requirements that such written notices must satisfy. Any shareowner filing a written notice of nomination for director must describe various matters regarding the nominee and the shareowner, including such information as name, address, occupation and shares held. Any shareowner filing a notice to bring other business before a shareowner meeting must include in such notice, among other things, a brief description of the proposed business and the reasons therefor, and other specified matters. Copies of those requirements will be forwarded to any shareowner upon written request.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     99    Press Release, dated September 24, 2003, issued by Monsanto Company

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 24, 2003
                                   MONSANTO COMPANY


                                   By:      /s/ Nancy E. Hamilton
                                       ----------------------------------------
                                       Name:  Nancy E. Hamilton
                                              Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

  99         Press Release, dated September 24, 2003, issued by Monsanto Company



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